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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):  March 21, 2002


                           KOPPERS INDUSTRIES, INC.
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            (Exact name of registrant as specified in its charter)


       Pennsylvania                    1-12716                 25-1588399
----------------------------         -----------          ------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)              File Number)         Identification No.)


              436 Seventh Avenue, Pittsburgh, Pennsylvania  15219
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             (Address of principal executive offices)  (Zip code)

      Registrant's telephone number, including area code:  (412) 227-2001

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Item 5.  Other Events.

      On March 21, 2002, Koppers Industries, Inc. announced the declaration of a dividend with respect to its common and preferred stock. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

         99.1 Press Release dated March 21, 2002

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      KOPPERS INDUSTRIES, INC.


                                      By: /s/ Donald E. Davis
                                          -----------------------
                                          Donald E. Davis
                                          Vice President and Chief Financial
                                          Officer


Dated:  April 5, 2002

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                                 EXHIBIT INDEX
                                 -------------

     99.1        Press Release dated March 21, 2002

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